Exhibit 3.25

Department of Licensing and Regulatory Affairs

Lansing, Michigan

This is to Certify that the annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.

This certificate is in due form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.

In testimony whereof, I have hereunto set my hand, in the City of Lansing, this 2nd day of November, 2012

/s/	Director
Bureau of Commercial Services

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU

Date Received Jan 27 2000		(FOR BUREAU USE ONLY) This document is effective on the date filed, unless a subsequent effective date within 90 days after received data is stated in the document.

ADJUSTED PURSUANT TO TELEPHONE AUTHORIZATION

Name Amy Richards/CT Corporation System

Address 208 S LaSalle Street

City Chicago	State IL	Zip Code 60604	EFFECTIVE DATE

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

273-58A

ARTICLES OF INCORPORATION

For use by Domestic Profit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 84, Public Acts of 1972, the undersigned corporation executes the following Articles:

ARTICLE I

The name of the corporation is: Superior Arbor Hills Landfill, Inc.

ARTICLE II

The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.

ARTICLE III

The total authorized shares:

1.	Common Shares 9,000

Preferred Shares

2.	A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

ARTICLE IV

1.	The address of the registered office is:

30600 Telegraph Road Bingham Farms , Michigan 48025
(Street Address) (City) (Zip Code)

2	The mailing address of the registered office if different than above:
, Michigan
(Street Address) (City) (Zip Code)

3.	The name of the resident agent at the registered office is: The Corporation Company

ARTICLE V

The name(s) and address(es) of the incorporator(s) is (are) as follows:
Name Residence or Business Address

Amy Richards 208 S LaSalle Street, Chicago, IL 60604

Lisa Baker 208 S LaSalle Street, Chicago, IL 60604

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ARTICLE VI

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VII (Optional. Delete if not applicable)

Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents dated not more than 10 days before the record date and signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation’s registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who would have been entitled to notice of the shareholder meeting if the action had been taken at a meeting and who have not consented in writing.

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Use space below for additional Articles or for continuation of previous Articles. Please identify any Article being continued or added. Attach additional pages if needed.

See

I, (We) the incorporator(s) sign my (our) name(s) this 26th day of January, 2000.

/s/ Amy Richards

/s/ Lisa Baker

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Action of Incorporators

The undersigned, being the incorporators of Superior Arbor Hills Landfill, Inc., a Michigan Corporation, do hereby take the following action as of January 26, 2000.

Article VIII

The following person (s) are hereby elected as director (s) of this corporation, to service until a successor is elected:

G. W. “Bill” Dietrich

George K Farr

/s/ Amy Richards
Amy Richards

/s/ Lisa Baker
Lisa Baker

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU

Date Received Mar 29 2000		(FOR BUREAU USE ONLY)

ADJUSTED AT COUNTER		This document is effective on the date filed, unless a subsequent effective date within 90 days after received data is stated in the document.

Name Amy Richards—CT Corporation System

Address 208 South LaSalle Street

City Chicago	State IL	Zip Code 60604	EFFECTIVE DATE: 3-31-00

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The Present name of the corporation is: Superior Arbor Hills Landfill, Inc.

2. The identification number assigned by the Bureau is: 273-58A

3. Article I or the Articles of incorporation is hereby amended to read as follows:
The name of the Corporation shall be: Onyx Arbor Hills Landfill, Inc. (effective 3/31/00)

COMPLETE ONLY ONE OF THE FOLLOWING:

4.

(For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the ___________ day of ________________, ________ in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this ___________ day of ________________, ________

	(Signature)	(Signature)

	(Type or Print Name)	(Type or Print Name)

	(Signature)	(Signature)

	(Type or Print Name)	(Type or Print Name)

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5.

(For profit and nonprofit corporations whose Articles state the corporation is organized on a stock or on a membership basis.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the 27th day of March, 2000 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

☐ at a meeting the necessary votes were cast in favor of the amendment.

☐       by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☒ by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a Profit Corporation.

☐ by the board of a profit corporation pursuant to section 611(2).

	Profit Corporations		Nonprofit Corporations

Signed this 27th Day of March, 2000		Signed this __ day of ___________, ____

By	/s/ Scott Cramer	By

	(Signature of an authorized officer or agent)		(Signature of President, Vice-President, Chairperson or Vice-Chairperson)

Scott S. Cramer

	(Type or Print Name)		(Type or Print Name) (Type or Print Title)

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Michigan Department of Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF AMENDMENT—CORPORATION for

VEOLIA ES ARBOR HILLS LANDFILL, INC.

ID NUMBER: 27358A

received by facsimile transmission on June 9, 2006 is hereby endorsed

Filed on June 9, 2006 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Effective Date: July 1, 2006

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 9th day of June, 2006.

/s/ Andrew L. Metcalf	, Director
Bureau of Commercial Services

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received		(FOR BUREAU USE ONLY)
This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name Onyx Waste Services, Inc. c/o Joyce Hansen

Address 125 South 84th St., #200

City Milwaukee	State WI	Zip Code 53214	EFFECTIVE DATE:

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: Onyx Arbor Hills Landfill, Inc. 2. The identification number assigned by the Bureau is: 273-58A

3.      Article I of the Articles of incorporation is hereby amended to read as follows:

The name of the Corporation shall be:

Veolia ES Arbor Hills Landfill, Inc.

These Articles of Amendment shall have a delayed effective date of July 1, 2006.

COMPLETE ONLY ONE OF THE FOLLOWING:

4.

(For amendments adopted by unanimous consent of Incorporators before the first meeting of the board of directors or trustees.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the ___________ day of ________________, ________ in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this ___________ day of ________________, ________

	(Signature)	(Signature)

	(Type or Print Name)	(Type or Print Name)

	(Signature)	(Signature)

	(Type or Print Name)	(Type or Print Name)

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5.

(For profit and nonprofit corporations whose Articles state the corporation is organized on a stock or on a membership basis.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the 31st day of December, 2005 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

☐ At a meeting the necessary votes were cast in favor of the amendment

☐      by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☒ by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

☐ by consents given by electronic transmission in accordance with Section 407(3) if a profit corporation.

☐ by the board of a profit corporation pursuant to section 611(2)

	Profit Corporations and Professional Service Corporations		Nonprofit Corporations

Signed this 6th Day of June, 2006		Signed this __ day of ___________, ____

By	/s/ Paul R. Jenks	By

	(Signature of an authorized officer or agent)		(Signature of President, Vice-President, Chairperson or Vice-Chairperson)

Paul R. Jenks, President

	(Type or Print Name)		(Type or Print Title)

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Michigan Department of Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF ASSUMED NAME

for

VEOLIA ES ARBOR HILLS LANDFILL, INC.

ID NUMBER: 27358A

to transact business under the assumed name of

VEOLIA ENVIRONMENTAL SERVICES

received by facsimile transmission on July 14, 2006 is hereby endorsed

Filed on July 17, 2006 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Effective Date: December 31, 2011

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 17th day of July, 2006.

/s/ Andrew L. Metcalf	, Director
Bureau of Commercial Services

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received		(FOR BUREAU USE ONLY)

This document is effective on the date filed, unless a subsequent effective date within 90 days after received data is stated in the document.

Name Veolia ES Solid Waste, Inc. c/o Joyce Hansen

Address 125 South 84th St., Suite 200

City Milwaukee	State WI	Zip Code 53214	EXPIRATION DATE: DECEMBER 31,

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The name of the Corporation, limited partnership, or limited liability company is: Veolia ES Arbor Hills Landfill, Inc. 2. The identification number assigned by the Bureau is: 27358A

3. The assumed name under which business is to be transacted is: Veolia Environmental Services
4. This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY,

Signed this 14th day of July, 2006

By	/s/ Michael K. Slattery

Michael K Slattery Secretary

(Type or Print Name) (Type or Print Title or Capacity)

(Limited partnerships only • Indicate Name of General Partner if the General Partner is a corporation or other entity)

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5.

If the same name is assumed by two or more corporations, limited partnerships, or limited liability companies, or any combination thereof, each participant corporation, limited partnership, or limited liability company shall file a separate certificate. Each assumed name certificate shall reflect the correct true name or qualifying assumed name of the other corporations, limited partnerships, or limited liability companies which are simultaneously adopting the same assumed name.

An entity that already has the assumed name shall simultaneously file a Certificate of Termination of Assumed Name and a new Certificate of Assumed Name.

Listed below in alphabetical order are the participating corporations and/or limited partnerships and/or limited liability companies and their identification numbers.

1. Veolia ES Arbor Hills Landfill, Inc.	27358A

2. Veolia ES Pontiac Landfill, Inc.	208-24D

3. Veolia ES Solid Waste, Inc.	645797

4. Veolia ES Solid Waste Leasing Corp.	644288

5. Veolia ES Solid Waste Midwest, Inc.	454847

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7.

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9.

10.

11.

12.

13.

14.

15.

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Michigan Department of Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF ASSUMED NAME

for

VEOLIA ES ARBOR HILLS LANDFILL, INC.

ID NUMBER: 27358A

to transact business under the assumed name of

VEOLIA ENVIRONMENTAL SERVICES

received by facsimile transmission on May 9, 2007 is hereby endorsed

Filed on May 10, 2007 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Effective Date: December 31, 2012

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 10th day of May, 2007.

/s/ Andrew L. Metcalf	, Director
Bureau of Commercial Services

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received		(FOR BUREAU USE ONLY)
This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name Veolia ES Solid Waste, Inc. c/o Joyce Hansen

Address 125 S. 84th St., #200

City Milwaukee	State WI	Zip Code 53214	EXPIRATION DATE: DECEMBER 31,

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1.	The name of the Corporation, limited partnership, or limited liability company is: Veolia ES Arbor Hills Landfill, Inc.

2.	The identification number assigned by the Bureau is: 27358A
3.	The assumed name under which business is to be transacted is: Veolia Environmental Services

4.	This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 9th day of May, 2007

By	/s/ Henry P. Karius

Henry P. Karius Asst. Treasurer

(Type or Print Name) (Type or Print Title or Capacity)

(Limited Partnerships Only • Indicate Name of General Partner if the General Partner is a corporation or other entity)

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5.

If the same name is assumed by two or more corporations, limited partnerships, or limited liability companies, or any combination thereof, each participant corporation, limited partnership, or limited liability company shall file a separate certificate. Each assumed name certificate shall reflect the correct true name or qualifying assumed name of the other corporations, limited partnerships, or limited liability companies which are simultaneously adopting the same assumed name.

An entity that already has the assumed name shall simultaneously file a Certificate of Termination of Assumed Name and a new Certificate of Assumed Name.

Listed below in alphabetical order are the participating corporations and/or limited partnerships and/or limited liability companies and their identification numbers.

1. Veolia ES Arbor Hills Landfill, Inc.	27358A

2. Veolia ES Pontiac Landfill, Inc.	20824D

3. Veolia ES Solid Waste, Inc.	645797

4. Veolia ES Solid Waste Leasing Corp.	644288

5. Veolia ES Solid Waste Midwest, LLC	B9316N

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Michigan Department of Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF TERMINATION OF ASSUMED NAME for

VEOLIA ES ARBOR HILLS LANDFILL, INC.

ID NUMBER: 27358A

received by facsimile transmission on May 9, 2007 is hereby endorsed

Filed on May 10, 2007 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 10th day of May, 2007.

/s/ Andrew L. Metcalf	, Director
Bureau of Commercial Services

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received		(FOR BUREAU USE ONLY)
This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name Veolia ES Solid Waste, Inc. c/o Joyce Hansen

Address 125 S. 84th St., #200

City Milwaukee	State WI	Zip Code 53214	EFFECTIVE DATE:

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF TERMINATION OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in Item one executes the following Certificate:

1.	The name of the Corporation, limited partnership, or limited liability company is: Veolia ES Arbor Hills Landfill, Inc.

2.	The identification number assigned by the Bureau is: 27358A

3.	The assumed name under which business is to be transacted is: Veolia Environmental Services

4.	The Certificate of Assumed Name filed on the 17th day of July, 2006 is hereby terminated.

5.	This document is hereby signed as required by the Act.

Signed this 9th day of May, 2007

By	/s/ Henry P. Karius

Henry P. Karius Asst. Treasurer

(Type or Print Name) (Type or Print Title or Capacity)

(Limited Partnerships Only • Indicate Name of General Partner if the General Partner is a corporation or other entity)

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Department of Licensing and Regulatory Affairs

Lansing, Michigan

This is to Certify That the Annexed List of Images for:

VEOLIA ES ARBOR HILLS LANDFILL, INC.

has been compared by me with the record on file in this Department and that the same is a true copy thereof, and the whole of such record.

AND I FURTHER CERTIFY that the above constitutes all documents on file in this office for the corporation.

AND I FURTHER CERTIFY that the corporation was validly incorporated on January 27, 2000, as a Michigan profit corporation, and said corporation is validly in existence under the laws of this state.

AND I FURTHER CERTIFY that this certificate is issued pursuant to the provisions of 1972 PA 284, as amended, to attest to the fact that the corporation is in good standing in Michigan as of this date and is duly authorized to transact business and for no other purpose.

This certificate is in due form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.

In testimony whereof, I have hereunto set my hand, in the City of Lansing, this 2nd day of November 2012.

/s/	, Director
Bureau of Commercial Services

Filed Documents

Id Number: 27358A

Name: VEOLIA ES ARBOR HILLS LANDFILL, INC.

FORM	DESCRIPTION	DATE FILED	PAGES
500	ARTICLES OF INCORPORATION—PROFIT	01/27/2000	4
515	CERTIFICATE OF AMENDMENT—CORPORATION	03/30/2000	2
AR-2001	ANNUAL REPORT	05/31/2001	1
AR-2002	ANNUAL REPORT	07/03/2002	1
AR-2003	ANNUAL REPORT	07/31/2003	2
AR-2004	ANNUAL REPORT	08/20/2004	2
AR-2005	ANNUAL REPORT	06/06/2005	1
AR-2006	ANNUAL REPORT	05/10/2006	1
515	CERTIFICATE OF AMENDMENT—CORPORATION	06/09/2006	3
541	CERTIFICATE OF ASSUMED NAME	07/17/2006	3
AR-2007	ANNUAL REPORT	05/03/2007	1
543	CERTIFICATE OF TERMINATION OF ASSUMED NAME	05/10/2007	2
541	CERTIFICATE OF ASSUMED NAME	05/10/2007	3
AR-2008	ANNUAL REPORT	04/15/2008	1
AR-2009	ANNUAL REPORT	03/16/2009	1
AR-2010	ANNUAL REPORT	05/04/2010	1
AR-2011	ANNUAL REPORT	05/11/2011	1
AR-2012	ANNUAL REPORT	05/14/2012	1

Department of Licensing and Regulatory Affairs

Lansing, Michigan

This is to Certify that the annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.

This certificate is in due form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.

In testimony whereof, I have hereunto set my hand, in the City of Lansing, this 4th day of December, 2012

/s/	Director
Bureau of Commercial Services

MICHIGAN DEPARTMENT OF LICENSING AND REGULATORY AFFAIRS BUREAU OF COMMERCIAL SERVICES
Date Received		(FOR BUREAU USE ONLY)
DEC 04 2012		This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name CAMERON BROWN

Address WINSTON AND STRAWN LLP, 200 PARK AVENUE

City New York	State NY	Zip Code 10166	EFFECTIVE DATE:

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The Present name of the corporation is: Veolia ES Arbor Hills Landfill, Inc.

2.	The identification number assigned by the Bureau is: 273-58A
3.	Article I of the Articles of Incorporation is hereby amended to read as follows: The name of the Corporation shall be: Advanced Disposal Services Arbor Hills Landfill, Inc.

COMPLETE ONLY ONE OF THE FOLLOWING

4.

Profit or Nonprofit Corporations: For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.

The foregoing amendment to the Articles of Incorporation was duly adopted on the ___________ day of ________________, ________ in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this ___________ day of ________________, ________

	(Signature)	(Signature)

	(Type or Print Name)	(Type or Print Name)

	(Signature)	(Signature)

	(Type or Print Name)	(Type or Print Name)

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5.

Profit Corporation Only: Shareholder or Board Approval

The foregoing amendment to the Articles of Incorporation proposed by the board was duly adopted on the 20th day of
November, 2012 by the: (check one of the following)

☐ shareholders at a meeting in accordance with Section 611(3) of the Act.

☐      written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

☒ written consent of all the shareholders entitled to vote in accordance with section 407(2) of the Act.

☐ board of a profit corporation pursuant to section 611(2) of the Act.

Profit Corporations and Professional Service Corporations

Signed this 29th day of November, 2012

By	/s/ Christian B. Mills

(Signature of an authorized officer or agent)

Christian B. Bills

(Type or Print Name)

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